                                                                    EXHIBIT 99.3

                         [HEALTHCARE REALTY TRUST LOGO]

                            SUPPLEMENTAL DATA REPORT

                        THREE MONTHS ENDED JUNE 30, 2001

     DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA, UNLESS OTHERWISE DISCLOSED

                           UPDATED AS OF JULY 26, 2001

1)       RECONCILIATION OF FUNDS FROM OPERATIONS(1)

                                                                                    (Unaudited)                  (Unaudited)
                                                                                FOR THE THREE MONTHS         FOR THE SIX MONTHS
                                                                                   ENDED JUNE 30,              ENDED JUNE 30,
                                                                             --------------------------  --------------------------
                                                                                 2001          2000          2001          2000
                                                                             ------------  ------------  ------------  ------------

         NET INCOME BEFORE NET GAIN (LOSS) ON SALE OF REAL ESTATE PROPERTIES $     19,409  $     21,498  $     39,435  $     41,951

                 ELIMINATION OF THE RECOGNITION OF RENTAL REVENUES
                         ON A STRAIGHT LINE BASIS(2)                               (1,443)       (2,998)       (3,191)       (4,468)

                 PREFERRED STOCK DIVIDEND                                          (1,664)       (1,664)       (3,328)       (3,328)

                 REAL ESTATE DEPRECIATION                                           9,989         9,500        19,941        18,905

                                                                             ------------  ------------  ------------  ------------
                 TOTAL ADJUSTMENTS                                                  6,882         4,838        13,422        11,109
                                                                             ------------  ------------  ------------  ------------

         FUNDS FROM OPERATIONS - BASIC                                       $     26,291  $     26,336  $     52,857  $     53,060
                                                                             ============  ============  ============  ============

                 CONVERTIBLE SUBORDINATED DEBENTURE INTEREST                            4             0            74             0
                                                                             ============  ============  ============  ============

         FUNDS FROM OPERATIONS - DILUTED                                     $     26,295  $     26,336  $     52,931  $     53,060
                                                                             ============  ============  ============  ============

         FUNDS FROM OPERATIONS PER COMMON SHARE - BASIC                      $       0.66  $       0.67  $       1.33  $       1.34
                                                                             ============  ============  ============  ============

         FUNDS FROM OPERATIONS PER COMMON SHARE - DILUTED                    $       0.65  $       0.66  $       1.31  $       1.32
                                                                             ============  ============  ============  ============

         COMMON SHARES OUTSTANDING - BASIC                                     39,721,416    39,526,317    39,675,562    39,484,644
                                                                             ============  ============  ============  ============

         COMMON SHARES OUTSTANDING - DILUTED                                   40,566,400    40,168,158    40,543,038    40,132,228
                                                                             ============  ============  ============  ============

(1) Funds From Operations ("FFO") does not represent cash generated from operating activities in accordance with generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.

         Management believes the Company's FFO is not directly comparable to other healthcare REITs, which own a portfolio of triple net leased properties or mortgages, as the Company develops projects through a development and lease-up phase before they reach their targeted cash flow returns. Furthermore, the Company eliminates, in consolidation, fee income for developing, leasing and managing owned properties and expenses or capitalizes, whichever the case may be, related internal costs.

(2) The Company calculates its FFO using a modified version of National Association of Real Estate Investment Trust's ("NAREIT") October 1999 definition of funds from operations. The Company eliminates straight-line rental revenue in computing FFO although NAREIT's definition of funds from operations requires the inclusion of straight-line rental revenue. If the Company had followed the NAREIT definition of funds from operations, as other healthcare REITs do, FFO on a diluted basis would have been $.68 and $1.38 per common share, respectively, for the three months and six months ended June 30, 2001.

Quarterly Supplemental Data Report is also available on the Company's website--
                            www.healthcarerealty.com
                         Angela M. Harper (615) 269-8175
                       Email: AHarper@healthcarerealty.com


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2001                                    PAGE 1 OF 13

2)       CONDENSED CONSOLIDATED BALANCE SHEETS

         ASSETS                                                                              (Unaudited)             (1)
                                                                                            JUNE 30, 2001       DEC. 31, 2000
                                                                                            -------------       -------------

         Real estate properties:
                 Land                                                                        $    150,837        $    152,254
                 Buildings and improvements                                                     1,316,079           1,290,395
                 Personal property                                                                  6,613               5,785
                 Construction in progress                                                          20,157              30,914
                                                                                             ------------        ------------
                                                                                                1,493,686           1,479,348
                 Less accumulated depreciation                                                   (139,874)           (120,522)
                                                                                             ------------        ------------
                         Total real estate properties, net                                      1,353,812           1,358,826

         Cash and cash equivalents                                                                 41,337               1,788

         Restricted cash                                                                              668                 577

         Mortgage notes receivable                                                                153,253             170,906

         Other assets, net                                                                         69,801              54,979
                                                                                             ------------        ------------

         Total assets                                                                        $  1,618,871        $  1,587,076
                                                                                             ============        ============

         LIABILITIES AND STOCKHOLDERS' EQUITY

         Liabilities:
                 Notes and bonds payable                                                     $    575,805        $    536,781

                 Accounts payable and accrued liabilities                                          19,982              22,714

                 Other liabilities                                                                 22,910              19,544
                                                                                             ------------        ------------

         Total liabilities                                                                        618,697             579,039
                                                                                             ------------        ------------

                 Commitments and contingencies                                                         --                  --

         Stockholders' equity:
                 Preferred stock, $.01 par value; 50,000,000 shares authorized;
                         issued and outstanding, 2001 and 2000-- 3,000,000                             30                  30
                 Common stock, $.01 par value; 150,000,000 shares authorized;
                         issued and outstanding, 2001-- 40,595,511; 2000-- 40,314,399                 405                 403

                 Additional paid-in capital                                                     1,067,180           1,061,190

                 Deferred compensation                                                            (13,837)             (9,730)

                 Cumulative net income                                                            335,191             295,174

                 Cumulative dividends                                                            (388,795)           (339,030)
                                                                                             ------------        ------------

         Total stockholders' equity                                                             1,000,174           1,008,037
                                                                                             ------------        ------------

         Total liabilities and stockholders' equity                                          $  1,618,871        $  1,587,076
                                                                                             ============        ============

(1) The balance sheet at December 31, 2000 has been derived from audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2001                                    PAGE 2 OF 13

3)       CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                                                                            FOR THE THREE MONTHS          FOR THE SIX MONTHS
                                                                               ENDED JUNE 30,               ENDED JUNE 30,
                                                                        ---------------------------   ---------------------------
                                                                            2001           2000           2001           2000
                                                                        ------------   ------------   ------------   ------------
                                                                        (Unaudited)    (Unaudited)    (Unaudited)    (Unaudited)

         REVENUES
                 Master lease rental income                             $     25,025   $     24,091   $     50,112   $     48,108
                 Property operating income                                    17,590         15,626         34,040         30,804
                 Straight line rent                                            1,443          2,998          3,191          4,468
                 Mortgage interest income                                      4,507          6,139          9,046         12,492
                 Management fees                                                 381            738            723          1,470
                 Interest and other income                                       549            258            612            767
                                                                        ------------   ------------   ------------   ------------
                                                                              49,495         49,850         97,724         98,109
                                                                        ------------   ------------   ------------   ------------

         EXPENSES
                 General and administrative                                    2,758          1,845          4,793          3,999
                 Property operating expenses                                   6,672          5,759         12,863         11,223
                 Interest                                                     10,414         10,983         20,199         21,509
                 Depreciation                                                 10,168          9,649         20,280         19,194
                 Amortization                                                     74            116            154            233
                                                                        ------------   ------------   ------------   ------------
                                                                              30,086         28,352         58,289         56,158
                                                                        ------------   ------------   ------------   ------------

         NET INCOME BEFORE NET GAIN (LOSS) ON SALE OF REAL ESTATE
                 PROPERTIES                                                   19,409         21,498         39,435         41,951

                 Net gain (loss) on sale of real estate properties               (36)          (311)           582           (311)
                                                                        ------------   ------------   ------------   ------------

         NET INCOME                                                     $     19,373   $     21,187   $     40,017   $     41,640
                                                                        ============   ============   ============   ============

         NET INCOME PER COMMON SHARE - BASIC                            $       0.45   $       0.49   $       0.92   $       0.97
                                                                        ============   ============   ============   ============

         NET INCOME PER COMMON SHARE - DILUTED                          $       0.44   $       0.49   $       0.91   $       0.95
                                                                        ============   ============   ============   ============

         COMMON SHARES OUTSTANDING - BASIC                                39,721,416     39,526,317     39,675,562     39,484,644
                                                                        ============   ============   ============   ============

         COMMON SHARES OUTSTANDING - DILUTED                              40,566,400     40,168,158     40,543,038     40,132,228
                                                                        ============   ============   ============   ============

NOTE> The income statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2001                                    PAGE 3 OF 13

4)       INVESTMENT PROGRESSION

         A)       CONSTRUCTION IN PROGRESS

                                                                      FOR THE THREE             FOR THE SIX
                                                          NUMBER OF   MONTHS ENDED  NUMBER OF   MONTHS ENDED
                                                          PROPERTIES    06/30/01    PROPERTIES    06/30/01
                                                          ----------  ------------  ----------  ------------

         Balance at beginning of period                        7        $ 36,629         7        $ 30,914

         Fundings on projects in existence at
           the beginning of the period                        --           8,266        --          13,981

         New Projects started during the period                0               0         0               0

         Completions                                          (2)        (24,738)       (2)        (24,738)

                                                             ---        --------       ---        --------
         Balance at end of period                              5        $ 20,157         5        $ 20,157
                                                             ===        ========       ===        ========

         B)       REAL ESTATE PROPERTIES

                                                                FOR THE THREE                   FOR THE SIX
                                                 NUMBER OF      MONTHS ENDED     NUMBER OF      MONTHS ENDED
                                                 PROPERTIES       06/30/01       PROPERTIES       06/30/01
                                                 ----------     -------------    ----------     ------------

         Balance at beginning of period              205        $  1,450,139         206        $  1,448,434

         Acquisitions                                  0                   0           0                   0

         Additions/Improvements                       --               2,619          --               6,364

         Completions (CIP)                             2              24,738           2              24,738

         Sales                                        (1)             (3,967)         (2)             (6,007)

                                                    ----        ------------        ----        ------------
         Balance at end of period                    206        $  1,473,529         206        $  1,473,529
                                                    ====        ============        ====        ============

         C)       MORTGAGE NOTES RECEIVABLE

                                                                         FOR THE THREE                 FOR THE SIX
                                                           NUMBER OF     MONTHS ENDED    NUMBER OF     MONTHS ENDED
                                                           PROPERTIES      06/30/01      PROPERTIES      06/30/01
                                                           ----------    -------------   ----------    ------------

         Balance at beginning of period                         54        $  170,449          54        $  170,906

         Funding of Mortgage Commitments                         0                 0           0                 0

         Prepayments                                            (8)          (16,708)         (8)          (16,708)

         Purchase Price Adjustment Amortization                 --              (153)         --              (311)

         Scheduled Principal Payments                           --              (335)         --              (634)

                                                              ----        ----------        ----        ----------
         Balance at end of period                               46        $  153,253          46        $  153,253
                                                              ====        ==========        ====        ==========


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2001                                    PAGE 4 OF 13

5)       INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION

                                                                   OUTPATIENT FACILITIES
                                            -------------------------------------------------------------------
                                            Ancillary                      Comp.       Medical        Other
                                             Hospital     Physician     Ambulatory     Office      Outpatient
                                            Facilities     Clinics     Care Centers   Buildings   Facilities(1)
                                            ----------    ----------   ------------   ---------   -------------

PROPERTY OPERATING/OTHER AGREEMENTS
      1 Arizona                                  3,534                      11,340
      2 California                              51,392                      28,762
      3 Florida                                 30,538                      46,585       8,126
      4 Georgia                                 18,106
      5 Kansas                                  10,888
      6 Mississippi                              1,799                                                 4,290
      7 Missouri                                               5,351        10,154
      8 Nevada                                  43,616
      9 Pennsylvania                             4,935         4,558                       800
     10 Tennessee                               29,391         8,662                    10,740
     11 Texas                                   24,395                                   8,708
     12 Virginia                                28,915         3,814                    12,269
     13 Wyoming                                 14,284                                   2,180
                                            ----------    ----------    ----------    --------      --------
                TOTAL P.O.A.S/OTHER            261,793        22,385        96,841      42,823         4,290
                                            ----------    ----------    ----------    --------      --------

MASTER LEASES
      1 Alabama                                 42,964         8,368                                  11,430
      2 Arizona                                  5,274
      3 Arkansas                                                                                       2,989
      4 California                              28,934         8,094                                   1,046
      5 Colorado
      6 Connecticut
      7 Florida                                 39,196        55,361         9,665       1,417         9,481
      8 Georgia                                                5,299                                   1,561
      9 Illinois                                              11,680                                   1,453
     10 Indiana
     11 Kansas
     12 Massachusetts                                         26,823
     13 Michigan
     14 Mississippi
     15 Missouri                                                            16,015                     4,470
     16 Nevada                                   6,882                                                 3,801
     17 New Jersey
     18 North Carolina
     19 Ohio
     20 Oklahoma
     21 Pennsylvania
     22 South Carolina
     23 Tennessee                                3,139         2,555
     24 Texas                                   44,877        16,938        21,830       1,976
     25 Virginia                                52,814                                   1,941         2,119
     26 Wyoming
                                            ----------    ----------    ----------    --------      --------
                TOTAL MASTER LEASES            224,080       135,118        47,510       5,334        38,350
                                            ----------    ----------    ----------    --------      --------
        Corporate Property
                                            ----------    ----------    ----------    --------      --------
                TOTAL EQUITY INVESTMENTS    $  485,873    $  157,503    $  144,351    $ 48,157      $ 42,640
                                            ==========    ==========    ==========    ========      ========

MORTGAGES
      1 Alabama
      2 Arizona
      3 California
      4 Florida                                                9,447
      5 Georgia
      6 Idaho
      7 Maryland
      8 Massachusetts
      9 Michigan
     10 Mississippi
     11 Montana
     12 New Mexico
     13 Ohio
     14 Oregon
     15 Pennsylvania
     16 South Carolina
     17 Tennessee
     18 Texas                                                     83
     19 Virginia
     20 Washington
                                            ----------    ----------    ----------    --------      --------
                TOTAL MTG. INVESTMENTS      $       --    $    9,530    $       --    $     --      $     --
                                            ----------    ----------    ----------    --------      --------

                TOTAL INVESTMENTS           $  485,873    $  167,033    $  144,351    $ 48,157      $ 42,640
                                            ==========    ==========    ==========    ========      ========

                PERCENT OF $ INVESTED           29.502%       10.142%        8.765%      2.924%        2.589%
                                            ==========    ==========    ==========    ========      ========

                NUMBER OF PROPERTIES                59            33            13          10            12
                                            ==========    ==========    ==========    ========      ========



                                                             INPATIENT FACILITIES
                                             ----------------------------------------------------
                                              Assisted     Skilled      Inpatient       Other
                                               Living      Nursing        Rehab       Inpatient                   % of
                                             Facilities   Facilities    Facilities  Facilities(2)   Total        Total
                                             ----------   ----------    ----------  ------------- ----------    --------

PROPERTY OPERATING/OTHER AGREEMENTS
      1 Arizona                                                                                       14,874        0.90%
      2 California                                                                                    80,154        4.87%
      3 Florida                                                                                       85,249        5.18%
      4 Georgia                                                                                       18,106        1.10%
      5 Kansas                                                                                        10,888        0.66%
      6 Mississippi                                                                                    6,089        0.37%
      7 Missouri                                                                                      15,505        0.94%
      8 Nevada                                                                                        43,616        2.65%
      9 Pennsylvania                                                                     2,897        13,190        0.80%
     10 Tennessee                                                                                     48,793        2.96%
     11 Texas                                                                                         33,103        2.01%
     12 Virginia                                                                                      44,998        2.73%
     13 Wyoming                                                                                       16,464        1.00%
                                              --------    ----------    ----------    --------    ----------    --------
                TOTAL P.O.A.S/OTHER                  0             0             0       2,897       431,029       26.17%
                                              --------    ----------    ----------    --------    ----------    --------

MASTER LEASES
      1 Alabama                                  4,275                      17,722                    84,759        5.15%
      2 Arizona                                                2,874                                   8,148        0.49%
      3 Arkansas                                                                                       2,989        0.18%
      4 California                               6,908        12,688                                  57,670        3.50%
      5 Colorado                                 4,967        21,441                                  26,408        1.60%
      6 Connecticut                             11,925                                                11,925        0.72%
      7 Florida                                 22,776        10,206        11,703                   159,805        9.70%
      8 Georgia                                  9,860                                                16,720        1.02%
      9 Illinois                                 8,167                                                21,300        1.29%
     10 Indiana                                                3,640                                   3,640        0.22%
     11 Kansas                                                 7,593                                   7,593        0.46%
     12 Massachusetts                                                                                 26,823        1.63%
     13 Michigan                                              12,715                    13,558        26,273        1.60%
     14 Mississippi                              9,768                                                 9,768        0.59%
     15 Missouri                                 6,114        10,897                                  37,496        2.28%
     16 Nevada                                                                                        10,683        0.65%
     17 New Jersey                              18,634                                                18,634        1.13%
     18 North Carolina                           3,819         6,176                                   9,995        0.61%
     19 Ohio                                     4,393                                                 4,393        0.27%
     20 Oklahoma                                              12,985                                  12,985        0.79%
     21 Pennsylvania                            30,396        20,617       112,248                   163,261        9.91%
     22 South Carolina                           3,005                                                 3,005        0.18%
     23 Tennessee                                7,329         8,335                                  21,358        1.30%
     24 Texas                                   71,000        19,466        12,916       5,892       194,895       11.83%
     25 Virginia                                17,019        36,410                                 110,303        6.70%
     26 Wyoming                                  6,838                                                 6,838        0.42%
                                              --------    ----------    ----------    --------    ----------    --------
                TOTAL MASTER LEASES            247,193       186,043       154,589      19,450     1,057,667       64.22%
                                              --------    ----------    ----------    --------    ----------    --------
        Corporate Property                                                               4,990         4,990        0.30%
                                              --------    ----------    ----------    --------    ----------    --------
                TOTAL EQUITY INVESTMENTS      $247,193    $  186,043    $  154,589    $ 27,337    $1,493,686       90.69%
                                              ========    ==========    ==========    ========    ==========    ========

MORTGAGES
      1 Alabama                                  4,620         7,901                                  12,521        0.76%
      2 Arizona                                 10,712                                  17,550        28,262        1.72%
      3 California                              16,424                                   7,836        24,260        1.47%
      4 Florida                                 11,898           606                                  21,951        1.33%
      5 Georgia                                  1,126                                                 1,126        0.07%
      6 Idaho                                    4,871                                                 4,871        0.30%
      7 Maryland                                              14,945                                  14,945        0.91%
      8 Massachusetts                                          2,215                                   2,215        0.13%
      9 Michigan                                              10,982                                  10,982        0.67%
     10 Mississippi                              1,325                                                 1,325        0.08%
     11 Montana                                  2,047                                                 2,047        0.12%
     12 New Mexico                                 752                                                   752        0.05%
     13 Ohio                                     1,589           596                                   2,185        0.13%
     14 Oregon                                   2,896                                                 2,896        0.18%
     15 Pennsylvania                               998                                                   998        0.06%
     16 South Carolina                           3,060                                                 3,060        0.19%
     17 Tennessee                                1,916        11,646                                  13,562        0.82%
     18 Texas                                    1,248                                                 1,331        0.08%
     19 Virginia                                               2,199                                   2,199        0.13%
     20 Washington                               1,765                                                 1,765        0.11%
                                              --------    ----------    ----------    --------    ----------    --------
                TOTAL MTG. INVESTMENTS        $ 67,247    $   51,090    $       --    $ 25,386    $  153,253        9.31%
                                              --------    ----------    ----------    --------    ----------    --------

                TOTAL INVESTMENTS             $314,440    $  237,133    $  154,589    $ 52,723    $1,646,939      100.00%
                                              ========    ==========    ==========    ========    ==========    ========

                PERCENT OF $ INVESTED           19.092%       14.398%        9.386%      3.201%      100.000%
                                              ========    ==========    ==========    ========    ==========

                NUMBER OF PROPERTIES                69            47             9           5           257
                                              ========    ==========    ==========    ========    ==========

                        NUMBER OF BEDS           5,673         5,224           759         366        12,022
                                              ========    ==========    ==========    ========    ==========

(1) 3 facility types <2% each.

(2) 4 facility types <2% each.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2001                                    PAGE 5 OF 13

6)       INVESTMENT BY OPERATOR/SIGNIFICANT TENANT

                                                            Number of        (1)       Number of                    Total
                                                            Real Estate   Real Estate   Mortgage     Mortgage     Number of
                                                            Properties    Investment   Properties   Investment    Properties
                                                            -----------   -----------  ----------   ----------    ----------

PUBLIC OR INVESTMENT GRADE OPERATORS/SIGNIFICANT TENANTS
      1 Healthsouth                                               27       268,541        0                          27
      2 HCA - The Healthcare Company                              32       259,022        0                          32
      3 Tenet                                                     13       103,361        1            7,836         14
      4 Balanced Care                                             14        63,575        0                          14
      5 Integrated Health                                          3        36,327        0                           3
      6 Baptist Memorial Hospital                                  3        20,449        0                           3
      7 Caremark Rx                                                5        28,597        0                           5
      8 Emeritus                                                   4        28,283        0                           4
      9 Methodist                                                  4        26,197        0                           4
     10 Quorum                                                     4        24,158        0                           4
     11 Ephrata Community Hospital                                 3        10,293        0                           3
     12 United Medical Center                                      1        16,464        0                           1
     13 Ramsay                                                     2        19,450        0                           2
     14 KS Management Services                                     1        16,938        0                           1
  15-26 12 Operators With Less than 1% Each                       16       105,284        1            7,224         17
                                                                ----    ----------      ---       ----------       ----
                                                                 132     1,026,939        2           15,060        134
                                                                ----    ----------      ---       ----------       ----

OTHER OPERATORS/SIGNIFICANT TENANTS
     27 Life Care Centers                                         12        82,822        2            9,419         14
     28 Senior Lifestyles                                         10        75,769        0                          10
     29 Summerville                                                5        51,570        0                           5
     30 Lewis-Gale Clinic, LLC                                    10        44,997        0                          10
     31 Kerlan Jobe Orthopedic                                     1        28,762        0                           1
     32 Melbourne Internal Medicine                                4        27,935        0                           4
     33 Centennial                                                 6        16,355        1            9,384          7
     34 Multi-tenant                                               4        24,193        0                           4
     35 Prestige Care                                              0                      7           23,012          7
     36 MedCath                                                    1         3,534        1           17,549          2
     37 Wellington                                                 5        18,969        0                           5
  38-64 27 Operators With Less than 1% Each                       21        86,851       33           78,829         54
                                                                ----    ----------      ---       ----------       ----
                                                                  79       461,757       44          138,193        123
                                                                ----    ----------      ---       ----------       ----

        Corporate Property                                                   4,990
                                                                ----    ----------      ---       ----------       ----

            TOTAL INVESTMENT AND COMMITMENTS                     211    $1,493,686       46       $  153,253        257
                                                                ====    ==========      ===       ==========       ====

                                                                 (1)
                                                                Total
                                                              Investment  Commitments     Total     Percent
                                                              ----------  -----------   --------    -------

PUBLIC OR INVESTMENT GRADE OPERATORS/SIGNIFICANT TENANTS
      1 Healthsouth                                            268,541                   268,541     16.03%
      2 HCA - The Healthcare Company                           259,022       2,130       261,152     15.59%
      3 Tenet                                                  111,197                   111,197      6.64%
      4 Balanced Care                                           63,575                    63,575      3.80%
      5 Integrated Health                                       36,327                    36,327      2.17%
      6 Baptist Memorial Hospital                               20,449      13,356        33,805      2.02%
      7 Caremark Rx                                             28,597                    28,597      1.71%
      8 Emeritus                                                28,283                    28,283      1.69%
      9 Methodist                                               26,197                    26,197      1.56%
     10 Quorum                                                  24,158                    24,158      1.44%
     11 Ephrata Community Hospital                              10,293      12,981        23,274      1.39%
     12 United Medical Center                                   16,464                    16,464      0.98%
     13 Ramsay                                                  19,450                    19,450      1.16%
     14 KS Management Services                                  16,938                    16,938      1.01%
  15-26 12 Operators With Less than 1% Each                    112,508          --       112,508      6.72%
                                                            ----------    --------    ----------    ------
                                                             1,041,999      28,467     1,070,466     63.89%
                                                            ----------    --------    ----------    ------

OTHER OPERATORS/SIGNIFICANT TENANTS
     27 Life Care Centers                                       92,241                    92,241      5.51%
     28 Senior Lifestyles                                       75,769                    75,769      4.52%
     29 Summerville                                             51,570                    51,570      3.08%
     30 Lewis-Gale Clinic, LLC                                  44,997                    44,997      2.69%
     31 Kerlan Jobe Orthopedic                                  28,762                    28,762      1.72%
     32 Melbourne Internal Medicine                             27,935                    27,935      1.67%
     33 Centennial                                              25,739                    25,739      1.54%
     34 Multi-tenant                                            24,193                    24,193      1.44%
     35 Prestige Care                                           23,012                    23,012      1.37%
     36 MedCath                                                 21,083                    21,083      1.26%
     37 Wellington                                              18,969                    18,969      1.13%
  38-64 27 Operators With Less than 1% Each                    165,680          --       165,680      9.89%
                                                            ----------    --------    ----------    ------
                                                               599,950          --       599,950     35.81%
                                                            ----------    --------    ----------    ------

        Corporate Property                                       4,990                     4,990      0.30%
                                                            ----------    --------    ----------    ------

            TOTAL INVESTMENT AND COMMITMENTS                $1,646,939    $ 28,467    $1,675,406    100.00%
                                                            ==========    ========    ==========    ======

(1) Includes construction in progress.

7)       SQUARE FEET OWNED AND/OR MANAGED BY GEOGRAPHIC LOCATION

                                                       Owned                  Third Party
                                        -----------------------------   -----------------------
                                                   Construc-
                                           Not      tion In             Property       Asset
                                         Managed   Progress  Managed   Management   Management  Mortgages     Total        Percent
                                        ---------- -------- ---------  ----------   ----------  ---------     ----------   -------

    1 Florida                            873,264     33,000    558,857   1,431,832     534,189      198,990    3,630,132    24.04%
    2 Virginia                           613,905               579,637     898,899                   35,900    2,128,341    14.09%
    3 Texas                            1,097,527               476,952     169,883                  110,151    1,854,513    12.28%
    4 Tennessee                          161,366    125,000    285,236     190,231                  298,271    1,060,104     7.02%
    5 California                         317,821               385,926                              243,526      947,273     6.27%
    6 Pennsylvania                       722,053     67,000     57,452                               45,809      892,314     5.91%
    7 Alabama                            549,410                                                    138,551      687,961     4.55%
    8 Georgia                            138,599               202,110                               40,000      380,709     2.52%
    9 Michigan                           235,227                                                    129,408      364,635     2.41%
   10 Arizona                             74,507                75,444                              192,987      342,938     2.27%
   11 Missouri                           201,167                81,809                                           282,976     1.87%
   12 Mississippi                         78,024     60,520     36,951      79,487                   12,260      267,242     1.77%
   13 Nevada                              43,579               195,594                                           239,173     1.58%
   14 Colorado                           225,764                                                                 225,764     1.49%
   15 Massachusetts                      185,327                                                     23,862      209,189     1.39%
   16 Wyoming                             29,851               162,364                                           192,215     1.27%
   17 Illinois                           181,100                                                                 181,100     1.20%
   18 Ohio                                33,181                                                    124,411      157,592     1.04%
   19 Kansas                              57,035                83,664                                           140,699     0.93%
   20 Oklahoma                           139,216                                                                 139,216     0.92%
   21 Kentucky                                                             126,649                               126,649     0.84%
   22 New Jersey                         110,844                                                                 110,844     0.73%
   23 Maryland                                                                                       96,780       96,780     0.64%
   24 Oregon                                                                                         80,429       80,429     0.53%
   25 North Carolina                      69,781                                                                  69,781     0.46%
   26 Connecticut                         59,387                                                                  59,387     0.39%
   27 South Carolina                      21,120                                                     23,000       44,120     0.29%
   28 New Mexico                                                                                     42,639       42,639     0.28%
   29 Washington                                                                                     39,239       39,239     0.26%
   30 Montana                                                                                        38,955       38,955     0.26%
   31 Indiana                             29,500                                                                  29,500     0.20%
   32 Idaho                                                                                          29,118       29,118     0.19%
   33 Arkansas                            11,963                                                                  11,963     0.08%
                                      ---------- ---------- ----------  ----------     -------   ----------   ----------   ------
      TOTAL SQUARE FEET                6,260,518    285,520  3,181,996   2,896,981     534,189    1,944,286   15,103,490   100.00%
                                      ========== ========== ==========  ==========     =======   ==========   ==========   ======

      PERCENT OF TOTAL SQUARE FOOTAGE      41.45%      1.89%     21.07%      19.18%       3.54%       12.87%      100.00%
                                      ========== ========== ==========  ==========     =======   ==========   ==========


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2001                                    PAGE 6 OF 13

8)       SQUARE FEET OWNED AND/OR MANAGED BY FACILITY TYPE

                                                                  Owned                                Third Party
                                                 ---------------------------------------         ----------------------
                                                    Not       Construction                        Property      Asset
                                                  Managed     In Progress      Managed           Management  Management
                                                 ----------   ------------    ----------         ----------  ----------

         Ancillary Hospital Facility              1,249,904     185,520        2,024,636            289,533     87,078
         Medical Office Buildings                    42,932      67,000          324,543          2,589,843    447,111
         Assisted Living Facilities               1,633,995
         Skilled Nursing Facilities               1,286,351
         Physician's Clinics                        881,317                      161,014             17,605
         Comprehensive Ambulatory Care Centers      115,857      33,000          634,852
         Inpatient Rehab Hospitals                  643,383
         Other Outpatient Facilities                253,438                       36,951
         Other Inpatient Facilities                 153,341

                                                 ----------     -------       ----------         ----------    -------
         TOTAL SQUARE FEET                        6,260,518     285,520        3,181,996          2,896,981    534,189
                                                 ==========     =======       ==========         ==========    =======

         PERCENT OF TOTAL SQUARE FOOTAGE              41.45%       1.89%           21.07%             19.18%      3.54%
                                                 ==========                   ==========         ==========    =======






                                                 Mortgages      Total     Percent
                                                 ----------   ----------  -------

         Ancillary Hospital Facility                           3,836,671    25.40%
         Medical Office Buildings                              3,471,429    22.98%
         Assisted Living Facilities               1,073,476    2,707,471    17.93%
         Skilled Nursing Facilities                 666,317    1,952,668    12.93%
         Physician's Clinics                        105,915    1,165,851     7.72%
         Comprehensive Ambulatory Care Centers                   783,709     5.19%
         Inpatient Rehab Hospitals                               643,383     4.26%
         Other Outpatient Facilities                             290,389     1.92%
         Other Inpatient Facilities                  98,578      251,919     1.67%

                                                 ----------   ----------   ------
         TOTAL SQUARE FEET                        1,944,286   15,103,490   100.00%
                                                 ==========   ==========   ======

         PERCENT OF TOTAL SQUARE FOOTAGE              12.87%      100.00%
                                                 ==========   ==========



9)       SQUARE FEET OWNED AND/OR MANAGED BY OPERATOR/SIGNIFICANT TENANT

                                                                              Owned                           Third Party
                                                                ----------------------------------  --------------------------------
                                                                   Not     Construction              Property    Asset
                                                                 Managed   In Progress   Managed    Management Management Mortgages
                                                                ---------- ------------ ----------  ---------- ---------- ----------

         PUBLIC OR INVESTMENT GRADE OPERATOR/SIGNIFICANT TENANT
               1 HCA - The Healthcare Company                      708,420    33,000       917,669   1,443,256   534,189
               2 Healthsouth                                     1,124,390                 115,081
               3 Tenet Healthcare Corporation                      258,485                 363,109      49,300                89,000
               4 Baptist Memorial Hospital                                   185,520        91,723     269,718
               5 Balanced Care                                     400,370
               6 Methodist                                                                 220,002
               7 Emeritus                                          210,552
               8 Caremark Rx                                       164,941
               9 United Medical Center                                                     162,364
              10 Integrated Health                                 153,660
              11 Ramsay                                            153,341
           12-27 16 Operators with Square Feet Less Than 1%        687,111    67,000       395,883     126,649        --          --
                                                                ----------   -------    ----------  ----------   -------  ----------
                 TOTAL                                           3,861,270   285,520     2,265,831   1,888,923   534,189      89,000
                                                                ----------   -------    ----------  ----------   -------  ----------

         OTHER OPERATOR/SIGNIFICANT TENANT
              28 Medicorp Health System                                                                777,091
              29 Life Care Centers of America                      620,527                                                   131,813
              30 Senior Lifestyles                                 553,573
              31 Lewis-Gale Clinic, LLC                                                    476,025
              32 Prestige Care                                                                                               300,244
              33 Summerville                                       292,231
              34 Hearthstone                                                                                                 235,684
              35 Centennial Healthcare                             151,172                                                    80,000
              36 Multi-tenant                                                              221,110
              37 Healthprime                                                                                                 165,738
           38-68 31 Operators with Square Feet Less Than 1%        781,745        --       219,030     230,967        --     941,807
                                                                ----------   -------    ----------  ----------   -------  ----------
                 TOTAL                                           2,399,248        --       916,165   1,008,058        --   1,855,286
                                                                ----------   -------    ----------  ----------   -------  ----------

                 TOTAL SQUARE FEET                               6,260,518   285,520     3,181,996   2,896,981   534,189   1,944,286
                                                                ==========   =======    ==========  ==========   =======  ==========




                                                                    Total      Percent
                                                                  ----------   -------

         PUBLIC OR INVESTMENT GRADE OPERATOR/SIGNIFICANT TENANT
               1 HCA - The Healthcare Company                      3,636,534    24.08%
               2 Healthsouth                                       1,239,471     8.21%
               3 Tenet Healthcare Corporation                        759,894     5.03%
               4 Baptist Memorial Hospital                           546,961     3.62%
               5 Balanced Care                                       400,370     2.65%
               6 Methodist                                           220,002     1.46%
               7 Emeritus                                            210,552     1.39%
               8 Caremark Rx                                         164,941     1.09%
               9 United Medical Center                               162,364     1.08%
              10 Integrated Health                                   153,660     1.02%
              11 Ramsay                                              153,341     1.02%
           12-27 16 Operators with Square Feet Less Than 1%        1,296,643     8.45%
                                                                  ----------   ------
                 TOTAL                                             8,924,733    59.09%
                                                                  ----------   ------

         OTHER OPERATOR/SIGNIFICANT TENANT
              28 Medicorp Health System                              777,091     5.15%
              29 Life Care Centers of America                        752,340     4.98%
              30 Senior Lifestyles                                   553,573     3.67%
              31 Lewis-Gale Clinic, LLC                              476,025     3.15%
              32 Prestige Care                                       300,244     1.99%
              33 Summerville                                         292,231     1.93%
              34 Hearthstone                                         235,684     1.56%
              35 Centennial Healthcare                               231,172     1.53%
              36 Multi-tenant                                        221,110     1.46%
              37 Healthprime                                         165,738     1.10%
           38-68 31 Operators with Square Feet Less Than 1%        2,173,549    14.39%
                                                                  ----------   ------
                 TOTAL                                             6,178,757    40.91%
                                                                  ----------   ------

                 TOTAL SQUARE FEET                                15,103,490   100.00%
                                                                  ==========   ======

10)      ASSISTED LIVING FACILITY OCCUPANCY

                                                  ALF Revenue      Percent
                                                  For the Six     % of ALF
                                     Number of    Months Ended   Revenue to
                    Occupancy        Facilities     06/30/01    Total Revenue
                  -------------      ----------   ------------  -------------

                    0% to 24.9%            --            --          0.0%
                   25% to 49.9%            --            --          0.0%
                   50% to 69.9%             5         1,617          1.6%
                   70% to 84.9%            19         4,169          4.3%
                  85% to 100.0%            45         9,424          9.6%
                                       ------        ------         ----
                                           69        15,210         15.5%
                                       ======        ======         ====

NOTE: Occupancy rates are generally as of March 31, 2001, and revenues are for the six months ended June 30, 2001.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2001                                    PAGE 7 OF 13

11)      LEASE/MORTGAGE MATURITY SCHEDULE

         A)       LEASES

                                                                            Weighted
                                                                             Average
                                                Estimated     Percent of    Remaining
                                   Number of    Annualized    Annualized      Lease
                                   Properties  Net Revenue    Net Revenue  Term (Years)
                                   ----------  -----------    -----------  ------------

                          2001          3           1,155          0.78%       0.00
                          2002          0              --          0.00%       0.00
                          2003          3           2,853          1.93%       0.04
                          2004         12           7,995          5.41%       0.16
                          2005          6           1,483          1.00%       0.06
                          2006          3           1,806          1.22%       0.06
                          2007         11           5,332          3.61%       0.20
                          2008         27          20,388         13.79%       0.80
                          2009         29          22,907         15.49%       1.20
                          2010         13           6,690          4.52%       0.53
                          2011         22          18,974         12.83%       1.14
                          2012         21          13,650          9.23%       1.12
                          2013         19          14,948         10.11%       1.22
                          2014          2           2,518          1.70%       0.16
                          2015          5           2,144          1.45%       0.18
                    After 2015         13           2,204          1.49%       0.58
                  Multi-tenant         22          22,801         15.42%       1.03
                                      ---        --------        ------        ----
                  TOTAL               211        $147,848        100.00%       8.48
                                      ===        ========        ======        ====

         B)       MORTGAGES

                                                                         Weighted
                                                                         Average
                                             Estimated     Percent of    Remaining
                                Number of   Annualized     Annualized    Mortgage
                                Mortgages   Net Revenue   Net Revenue  Term (Years)
                                ---------   -----------   -----------  ------------

                        2001         1            257          1.53%       0.01
                        2002        10          3,071         18.25%       0.16
                        2003         9          1,657          9.85%       0.19
                        2004         9          2,567         15.25%       0.55
                        2005         4          1,657          9.85%       0.21
                        2006         2            841          5.00%       0.32
                        2007         2            490          2.91%       0.43
                        2008         3          1,674          9.95%       0.69
                        2009         4          2,401         14.27%       1.15
                        2010         1            946          5.62%       0.57
                        2011         0             --          0.00%       0.00
                        2012         0             --          0.00%       0.00
                        2013         1          1,267          7.53%       0.51
                        2014         0             --          0.00%       0.00
                        2015         0             --          0.00%       0.00
                  After 2015         0             --          0.00%       0.00
                                    --        -------        ------        ----
                       TOTAL        46        $16,828        100.00%       4.79
                                    ==        =======        ======        ====

12)      COMMITMENTS AND CONSTRUCTION IN PROGRESS

                                                                             AS OF JUNE 30, 2001
                                        -------------------------------------------------------------------------------------------

                                                    REAL ESTATE INVESTMENTS                         MORTGAGE INVESTMENTS
                                        ----------------------------------------------- -------------------------------------------

                                                   Investment Remaining      Total                 Investment  Remaining   Total
         Operator                       Properties   Balance  Commitment Real Estate(1) Properties   Balance  Commitment  Mortgages
         --------                       ---------- ---------- ---------- -------------- ---------- ---------- ----------  ---------

         Baptist Memorial Hospital           2       $ 9,995   $13,356      $23,351          0         $ --      $ --       $ --
         Ephrata Community Hospital          1           800    12,981       13,781          0           --        --         --
         Conemaugh Health Systems            1         2,897        --        2,897          0           --        --         --
         Expansion of existing property      1         6,465     2,130        8,595          0           --        --         --
                                            --       -------   -------      -------         --         ----      ----       ----
         TOTAL                               5       $20,157   $28,467      $48,624          0         $ --      $ --       $ --
                                            ==       =======   =======      =======         ==         ====      ====       ====

         Percentage of construction in
          progress to total investment
           portfolio at June 30, 2001                                          1.22%
                                                                            =======

(1)      Projected Timing of Conversion to Revenue Producing Assets:

                                                 QTR 3, 2001 QTR 4, 2001 QTR 1, 2002 QTR 2, 2002 QTR 3, 2002 QTR 4, 2002   Total
                                                 ----------- ----------- ----------- ----------- ----------- -----------  -------

Real Estate Investments with related Commitments    $   --      $23,351     $   --      $13,781     $   --      $11,492   $48,624
                                                    ======      =======     ======      =======     ======      =======   =======

(2) During the three and six months ending June 30, 2001, the Company capitalized interest in the amount of $401,443 and $1,078,242, respectively.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2001                                    PAGE 8 OF 13

13)      LONG-TERM DEBT INFORMATION - AS OF JUNE 30, 2001

         A)       BREAKDOWN BETWEEN FIXED AND VARIABLE RATE DEBT:

                                                                             Balance        Effective Rate
                                                                             --------------------------------
                  Fixed Rate Debt:
                          Senior Notes due 2002                                  $ 36,000        7.41%
                          Senior Notes due 2006                                    70,000        9.49%
                          Senior Notes due 2011                                   295,560        8.20%                  See Note(C)
                          6.55% Convertible Subordinated Debentures                74,737        7.50%                  See Note(F)
                          10.5% Convertible Subordinated Debentures                 2,894        7.50%                  See Note(F)
                          Mortgage Notes Payable                                   77,204  Range from 7.625% to 9.3%    See Note(D)
                          Other Note Payable                                        5,250        7.53%
                                                                             ------------
                                                                                  561,645
                                                                             ------------
                  Variable Rate Debt:
                          Senior Revolving Credit Facility                             --                               See Note(E)
                          Mortgage Notes Payable                                   14,160        7.58%
                                                                             ------------
                                                                                   14,160
                                                                             ------------

                                                                     TOTAL      $ 575,805
                                                                             ============

         B)       FUTURE MATURITIES:

                                                             2001      2002      2003      2004      2005    2006 and After   Total
                                                           -------------------------------------------------------------------------
             Fixed Rate Debt:
                Senior Notes due 2002                      $ 18,000  $ 18,000  $     --  $     --  $      --    $     --    $ 36,000
                Senior Notes due 2006                            --        --        --    20,300     20,300      29,400      70,000
                Senior Notes due 2011                           (46)     (112)     (122)     (132)      (144)    296,116     295,560
                6.55% Convertible Subordinated Debentures    74,737        --        --        --         --          --      74,737
                10.5% Convertible Subordinated Debentures     2,894        --        --        --         --          --       2,894
                Mortgage Notes Payable                        1,183     3,315       682    18,867      3,747      49,410      77,204
                Other Note Payable                              583     1,167     1,167     1,167      1,166          --       5,250
             Variable Rate Debt:
                Senior Revolving Credit Facility                 --        --        --        --         --          --          --
                Mortgage Notes Payable                           --        --    14,160        --         --          --      14,160
                                                           -------------------------------------------------------------------------
                                                           $ 97,351  $ 22,370  $ 15,887  $ 40,202  $  25,069    $374,926    $575,805
                                                           =========================================================================

         C) In May 2001, the Company sold $300 million principal amount of unsecured Senior Notes due May 2011 which were priced to yield 8.202%. The Company also entered into an interest rate swap agreement with two banks on $125 million of these notes on which the Company will effectively pay interest at the equivalent rate of 1.99% over six month LIBOR. The rate is established each May 1 and November 1 for the previous six month period.

         D) In April 2001, the Company entered into six Mortgage Notes Payable with an aggregate principal balance of $35 million related to collateral with a book value at March 31, 2001 of $78.2 million. These Mortgage Notes Payable and related collateral are held by special purpose entities whose sole members are solely owned subsidiaries of HR. These Mortgage Notes Payable bear interest at 7.22%, are payable in monthly installments of principal and interest and mature in May 2011. The proceeds from these Mortgage Notes Payable were used to fully repay the Senior Term Loan Facility due 2001 and partially repay the Senior Revolving Credit Facility due 2001.

         E) In July 2001, the Company entered into a new $150 million Unsecured Credit Facility with six banks. The previous Senior Revolving Credit Facility was fully retired in May 2001 using proceeds from the sale of $300 million Senior Notes due 2011. The new Unsecured Credit Facility, which matures in July 2004, is priced at 1.15% over LIBOR and has a 0.2% facility fee. The Company funded its redemptions of it Convertible Subordinated Debentures with proceeds from this new facility (See Note F). The Company had $30 million outstanding after the redemptions.

         F) In July 2001, the Company paid in full its 6.55% Convertible Subordinated Debentures due 2002 and its 10.5% Convertible Subordinated Debentures due 2002. These redemptions, which totaled approximately $74.7 million, were funded from proceeds of the Company's $300 million Senior Notes due 2011 and the new Unsecured Credit Facility.

         G)       CREDIT RATING:

                  Moody's Investors Service has assigned a "Baa3" credit rating to the Company's Senior Notes due 2002, 2006, and 2011, and a "Ba2" rating to the Company's preferred stock and Convertible Subordinated Debentures.

                  Standard & Poor's Investors Service has assigned a "BBB-" credit rating to the Company's Senior Notes due 2002, 2006, and 2011 and a "BB+" rating to the Company's preferred stock and Convertible Subordinated Debentures.

                  Fitch IBCA Duff & Phelps Credit Rating Co. has assigned a "BBB" credit rating to the Company's Senior Notes due 2002, 2006, and 2011, and a "BBB-" rating to the Company's preferred stock and Convertible Subordinated Debentures.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2001                                    PAGE 9 OF 13

14)      DIVIDEND HISTORY

         A)       COMMON STOCK (DOLLARS NOT ROUNDED TO THOUSANDS)

                                                                                                             Increase
                                                                                                            From Prior
                      Operating Period                                  Payment Date            Amount        Quarter    Annualized
                      ------------------------------------------------------------------------------------------------   ----------
                      First Quarter 1996                                May 15, 1996            0.475          0.005        1.90
                      Second Quarter 1996                               Aug. 15, 1996           0.480          0.005        1.92
                      Third Quarter 1996                                Nov. 15, 1996           0.485          0.005        1.94
                      Fourth Quarter 1996                               Feb. 17, 1997           0.490          0.005        1.96

                      First Quarter 1997                                May 15, 1997            0.495          0.005        1.98
                      Second Quarter 1997                               Aug. 15, 1997           0.500          0.005        2.00
                      Third Quarter 1997                                Nov. 17, 1997           0.505          0.005        2.02
                      Fourth Quarter 1997                               Feb. 16, 1998           0.510          0.005        2.04

                      First Quarter 1998                                May 18, 1998            0.515          0.005        2.06
                      Second Quarter 1998                               Aug. 17, 1998           0.520          0.005        2.08
                      Third Quarter 1998                                Nov. 16, 1998           0.525          0.005        2.10
                      Fourth Quarter 1998                               Feb. 15, 1999           0.530          0.005        2.12

                      First Quarter 1999                                May 17, 1999            0.535          0.005        2.14
                      Second Quarter 1999                               Aug. 16, 1999           0.540          0.005        2.16
                      Third Quarter 1999                                Nov. 16, 1999           0.545          0.005        2.18
                      Fourth Quarter 1999                               Feb. 16, 2000           0.550          0.005        2.20

                      First Quarter 2000                                May 17, 2000            0.555          0.005        2.22
                      Second Quarter 2000                               Aug. 16, 2000           0.560          0.005        2.24
                      Third Quarter 2000                                Dec. 6, 2000            0.565          0.005        2.26
                      Fourth Quarter 2000                               March 7, 2001           0.570          0.005        2.28

                      First Quarter 2001                                June 7, 2001            0.575          0.005        2.30
                      Second Quarter 2001                               Sept. 6, 2001           0.580          0.005        2.32

         B)       PREFERRED STOCK

                                                                                                             Increase
                                                                                                            From Prior
                      Operating Period                                  Payment Date            Amount        Quarter    Annualized
                      ------------------------------------------------------------------------------------------------   ----------
                      September 1, 1998 - November 15, 1998             Nov. 26, 1998          0.46224          0.0         2.22
                      November 16, 1998 - February 15, 1999             Feb. 26, 1999          0.55469          0.0         2.22

                      February 16, 1999 - May 15, 1999                  May 28, 1999           0.55469          0.0         2.22
                      May 16, 1999 - August 15, 1999                    Aug. 27, 1999          0.55469          0.0         2.22
                      August 16, 1999 - November 15, 1999               Nov. 26, 1999          0.55469          0.0         2.22
                      November 16, 1999 - February 15, 2000             Feb. 29, 2000          0.55469          0.0         2.22

                      February 16, 2000 - May 15, 2000                  May 31, 2000           0.55469          0.0         2.22
                      May 16, 2000 - August 15, 2000                    Aug. 31, 2000          0.55469          0.0         2.22
                      August 16, 2000 - November 15, 2000               Nov. 30, 2000          0.55469          0.0         2.22
                      November 16, 2000 - February 15, 2001             Feb. 28, 2001          0.55469          0.0         2.22

                      February 16, 2001 - May 15, 2001                  May 31, 2001           0.55469          0.0         2.22
                      May 16, 2001 - August 15, 2001                    Aug. 31, 2001          0.55469          0.0         2.22

                  Healthcare Realty Trust Incorporated is authorized to issue 50,000,000 shares of Preferred Stock. 3,000,000 shares of 8 7/8% Series A Voting Cumulative Preferred Stock, par value $.01 per share, are issued and outstanding. Upon dissolution of the Company, the Preferred Stock is senior to common stock with respect to dividend rights and rights upon liquidation. Holders of Preferred Stock are entitled to receive cumulative preferential cash dividends at the rate of 8 7/8% per annum of the liquidation preference of $25.00 per share payable quarterly, in arrears, on the last business day in February, May, August, and November of each year.

                  Preferred Stock is not redeemable prior to September 30, 2002. On or after September 2002, the Company, at its option, may redeem Preferred Stock, in whole or in part, at any time or from time to time, at the redemption price. The holders of each share of Preferred Stock have one vote and vote together with the holders of common stock on all matters on which stockholders may vote.

         C) INFORMATION REGARDING TAXABLE STATUS OF 2000 CASH DISTRIBUTIONS (DOLLARS NOT ROUNDED TO THOUSANDS)

                                                           Cash               Taxable
                                                       Distribution           Ordinary           Return of
                                                         Per Share            Dividend            Capital
                                                       ---------------------------------------------------
                  HR COMMON                             $ 2.230000           $ 1.900346         $ 0.329654
                  CUSIP # 421946104

                  HR 8.875% SERIES A PREFERRED          $ 2.218760           $ 2.218760         $       --
                  CUSIP # 421946203

                  Note> While the taxability of 2001 dividends cannot be determined until late January 2002, the Company is not aware of any activities that would cause a substantial change in the taxability of the total 2001 dividend. Therefore, the taxability of the total 2001 dividend should approximate the taxability of the dividends paid February 16, May 17, August 16, and December 6, 2000.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2001                                   PAGE 10 OF 13

15)      COMMON SHARES INFORMATION

         The share amounts below set forth the computation of basic and diluted shares (in accordance with FASB Statement No. 128) which will be used as the denominator in the computation of EPS and FFO per share amounts:

                                                                        FOR THE THREE MONTHS              FOR THE SIX MONTHS
                                                                           ENDED JUNE 30,                   ENDED JUNE 30,
                                                                   ------------------------------   ------------------------------
                                                                       2001              2000           2001              2000
                                                                   ------------------------------   ------------------------------
         TOTAL COMMON SHARES OUTSTANDING                             40,595,511        40,138,081     40,595,511        40,138,081
                                                                   ==============================   ==============================

         WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                  40,559,591        40,130,531     40,513,737        40,088,858
                 Actual Restricted Stock Shares                        (838,175)         (604,214)      (838,175)         (604,214)
                                                                   ------------------------------   ------------------------------
         DENOMINATOR SHARES FOR BASIC COMMON SHARE EPS AND FFO       39,721,416        39,526,317     39,675,562        39,484,644

                 Restricted Shares - Treasury                           555,268           601,914        584,591           612,190
                 Dilution for Convertible Debentures                    173,688                 0        175,167                 0
                 Dilution for Employee Stock Purchase Plan              116,028            39,927        107,718            35,394
                                                                   ------------------------------   ------------------------------
         DENOMINATOR SHARES FOR DILUTED COMMON SHARE EPS AND FFO     40,566,400        40,168,158     40,543,038        40,132,228
                                                                   ==============================   ==============================

         NOTE: AS OF JUNE 30, 2001, HR HAD APPROXIMATELY 1,714 SHAREHOLDERS OF RECORD.

16)      BENEFICIAL SECURITY OWNERSHIP BY MANAGEMENT AND DIRECTORS

                                                     Owned         Restricted(1)     Reserved(2)     Options       Total
                                                    ----------------------------------------------------------------------
         OFFICERS

                 David R. Emery                     144,800(3)        392,602          168,750          0          706,152
                 Timothy G. Wallace                  32,938           208,773           82,500          0          324,211
                 Roger O. West                        3,238           210,549           82,500          0          296,287

                 Other Officers as a group           17,360            19,994                0          0           37,354

                 Directors as a group                41,349             2,700                0          0           44,049
                                                    ----------------------------------------------------------------------
                 TOTAL                              239,685           834,618          333,750          0        1,408,053
                                                    ======================================================================

         (1) These shares are subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan and the HR Discretionary Bonus Program.

         (2) These shares are specifically reserved for performance-based awards under the 1993 Employees Stock Incentive Plan. The issuance of "Reserved Stock" to eligible employees is contingent upon the achievement of specific performance criteria. When issued, these shares will be subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan.

         (3) Includes 143,352 shares owned by the Emery Family Limited Partnership and 1,448 shares owned by the Emery Family 1993 Irrevocable Trust. Mr. Emery is a limited partner of the partnership and a beneficiary of the trust, but has no voting or investment power with respect to the shares owned by such partnership or trust.

17)      INSTITUTIONAL HOLDINGS AS OF MARCH 31, 2001

         A)       Institutional Shares Held:                                 17,440,090     (Source: Form 13F Filings)
                                                                             ==========

         B)       Number of Institutions:                                           157
                                                                             ==========

         C)       Percentage of Common Shares Outstanding:                        43.00%
                                                                             ==========

18)      BOOK VALUE PER COMMON SHARE

         Total Stockholders' Equity                                          $ 1,000,174
         Less: Preferred Stock Liquidation/Redemption Value                       75,000
                                                                             -----------
         Total Common Stockholders' Equity                                   $   925,174

         Total Common Shares Outstanding                                      40,595,511
                                                                             ===========

         Book Value Per Common Share                                         $     22.79
                                                                             ===========


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2001                                   PAGE 11 OF 13

19)      OTHER CORPORATE INFORMATION

         A)       CORPORATE HEADQUARTERS:

                           HEALTHCARE REALTY TRUST INCORPORATED
                           HEALTHCARE REALTY SERVICES INCORPORATED
                           3310 West End Avenue, Suite 700
                           Nashville, TN  37203
                           Phone: 615-269-8175
                           Fax: 615-269-8461
                           E-mail: hrinfo@healthcarerealty.com


                  OTHER OFFICES:

                           East Florida Regional Office
                           Georgia Regional Office
                           Mid-America Regional Office
                           Mid-Atlantic Regional Office
                           Southern California Regional Office
                           Texas/Southwest Regional Office
                           West Florida Regional Office

         B)       STOCK EXCHANGE, SYMBOL AND CUSIP NUMBER:

                                 Security Description                  Stock Exchange             Symbol       CUSIP Number
                           ------------------------------------------------------------------------------------------------
                           Common Stock                           New York Stock Exchange          HR            421946104
                           8.875% Series A Preferred Stock        New York Stock Exchange          HR.A          421946203
                           Senior Notes due 2011                                                                 421946AE4

         C)       WEB SITE:

                  www.healthcarerealty.com

         D)       CORPORATE OFFICERS:

                           HEALTHCARE REALTY TRUST INCORPORATED
                           David R. Emery, Chairman of the Board and Chief Executive Officer
                           Timothy G. Wallace, Executive Vice President and Chief Financial Officer
                           Roger O. West, Executive Vice President and General Counsel
                           Michael W. Crisler, Senior Vice President/Technology Scott W. Holmes, Senior Vice President/Financial Reporting
                           Fredrick M. Langreck, Senior Vice President/Treasurer
                           J. D. Carter Steele, Senior Vice President/Asset Administration
                           Eric W. Fischer, Vice President/Real Estate
                           Investments
                           Keith A. Harville, Vice President/Real Estate Investments
                           Donald L. Husi, Vice President/Senior Living Asset Administration
                           Leigh Ann Stach, Vice President/Financial Reporting and Controller
                           Rita H. Todd, Corporate Secretary

                           HEALTHCARE REALTY SERVICES INCORPORATED
                           B. Bart Starr, Chairman of the Board
                           Roland H. Hart, President
                           Thomas M. Carnell, Vice President/Design &
                           Construction

         E)       BOARD OF DIRECTORS:

                  David R. Emery, Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
                  Errol L. Biggs, Ph.D., Director - Center for Health Administration, University of Colorado (Healthcare Academician)
                  C. Raymond Fernandez, M.D., Chief Executive Officer and Chief Medical Officer, Piedmont Clinic (Physician)
                  Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners (Healthcare Architect)
                  Marliese E. Mooney (Hospital Operations Consultant)
                  Edwin B. Morris III, Managing Director, Morris & Morse (Real Estate Finance Executive)
                  J. Knox Singleton, Chief Executive Officer, INOVA Health Systems (Healthcare Provider Executive)


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2001                                   PAGE 12 OF 13

         F)       PROFESSIONAL AFFILIATIONS:

                           INDEPENDENT PUBLIC AUDITORS
                           Ernst & Young LLP
                           NationsBank Plaza
                           414 Union Street
                           Nashville, TN 37219-1779

                           TRANSFER AGENT
                           BankBoston
                           c/o EquiServe, LP
                           Investor Services
                           P.O. Box 8040
                           Boston, MA 02266-8040
                           Phone: 781-575-3400


         G)       DIVIDEND REINVESTMENT PLAN:

                  Through the Company's transfer agent, Boston EquiServe, named Shareholders of Record can re-invest dividends in shares at a 5% discount without a service or sales charge. In addition, up to $5 thousand of HR common stock may be purchased per quarter through the transfer agent without a service or sales charge to the shareholder.

         H)       ANALYSTS PROVIDING RESEARCH COVERAGE ON HR:

                  A.G. Edwards & Sons, Inc.                        Manuel K. Pyles (314) 955-3588
                                                                   Ann Melnick
                  Banc of America Securities                       Gary Taylor (212) 847-5174
                  Credit Suisse First Boston Corporation           Larry Raiman (212) 538-2380
                  First Union Securities, Inc.                     Stephen Swett (212) 909-0954
                  J. J. B. Hilliard, W. L. Lyons, Inc.             John M. Roberts (502) 588-9143
                  Legg Mason Wood Walker Inc.                      Jerry L. Doctrow (410) 454-5142
                  Prudential Securities, Inc.                      Jim Sullivan (212) 778-2515
                  UBS Warburg                                      Howard Capek  (212) 821-6369

         I)       PROJECTED DATES FOR 2001 DIVIDEND AND EARNINGS PRESS RELEASES:

                                                 DIVIDEND                   EARNINGS
                                             ----------------           ----------------
                  First Quarter 2001         April 24, 2001             April 27, 2001
                  Second Quarter 2001        July 24, 2001              July 27, 2001
                  Third Quarter 2001         October 23, 2001           October 26, 2001
                  Fourth Quarter 2001        January 22, 2002           January 25, 2002

                  NOTE> A conference call will be scheduled at 9:00 AM CST the morning of the earnings press release.

         J)       INVESTOR RELATIONS:

                  Healthcare Realty Trust Incorporated
                  3310 West End Avenue, Suite 700
                  Nashville, TN 37203
                  Attention: Angela M. Harper
                  Phone: 615-269-8175
                  Fax: 615-269-8461
                  E-mail: AHarper@healthcarerealty.com

        In addition to the historical information contained within, this enclosed information may contain forward-looking statements that involve risks and uncertainties, including the development of transactions that may materially differ from the results of these projections. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust Incorporated for the year ended December 31, 2000. The 10-K is available via the Company's web site or by calling
        Investor Relations at (615) 269-8175. Forward-looking statements represent the Company's judgment as of the date of the release of this information. The Company disclaims any obligation to update this forward-looking material.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2001                                   PAGE 13 OF 13